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                                                                    EXHIBIT 23.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Baker Hughes Incorporated of our report dated November 22, 1996 appearing on page 60 of Petrolite Corporation's Annual Report on Form 10-K for the year ended October 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

May 29, 1997